EXHIBIT 3.25

STATE OF TENNESSEE

Certificate of Incorporation

Name.	First.	The name of this corporation is DOCTOR REST, INC.

Address.	Second.	The address of the principal office of this corporation in the State of Tennessee is 419 South Main Street, Memphis, Tennessee.

Business.	Third.

The general nature of the business to be transacted by this corporation is the manufacturing, processing, buying, selling, dealing and trading in mattresses, pillows and all other merchandise of every class and description.

The foregoing clause shall be liberally construed both as to objects and powers and it is hereby specifically provided that the foregoing enumeration of specific powers of this corporation shall not be held to limit or restrict in any manner the powers of this corporation.

Stock, with Classifications and Distinguishing Characteristics, if any.	Fourth.	The maximum number of shares of stock which this corporation is authorized to have outstanding at any time is one hundred (100) shares of common stock without nominal or par value.

Capital.

One Thoursand Dollars ($1,000.00); Dollars; and when such amount so fixed shall have been subscribed for, all subscription of the stock of this corporation shall be enforcible and it may proceed to do business in the same manner and as factly as through the maximum number of shares authorized under the provisions of the preceeding section thereof shall have been subscribed for.

Duration.	Sixth.	The time of existence of this corporation shall be perpetual.

Other Provisions. (See Sec. 5, sub-section 7 of the Corporation Act of 1929).	Seventh.

We, the undersigned, apply to the State of Tennessee, by virtue of the Laws of the land, for a Charter of Incorporation for the purposes and with the powers, etc., declared in the foregoing instrument.

Witness our hands this the 27th day of May, 1933.

Subscribing Witness:	Thomas C. Farnsworth
Katherine Watson
Emmett W. Braden

2

STATE OF TENNESSEE, COUNTY OF SHELBY

Personally appeared before me                a Notary Public in and for the aforesaid State and County. (Clerk of the County Court or Notary Public) the within named incorporators, Thomas C. Farnsworth, Katherine Watson and Emmett W. Braden, with whom I am personally acquainted, and who acknowledged that they executed the within application for a Charter of Incorporation for the purposes therein contained and expressed.

Witness my hand and official seal at office in Memphis, Tennessee, this 27th day of May, 1933.

T.A. McEachern, Jr.
(Notary Public)

(If Notary Public) My Commission expires 19 day of July, 1936.

(Official Title)

(Certificate of Probate for Subscribing witness, if not Acknowledged by all of the Incorporators).

STATE OF TENNESSEE, COUNTY OF

Personally appeared before me                                                                                                                of said County, the within-named                                                                                                                                                      the subscribing witness and incorporator, with whom I am personally acquainted, and who acknowledged that he executed the within application for a Charter of Incorporation for the purposes therein contained and expressed; and the said                                                                               subscribing witness to the signatures subscribed to the within application, being first duly sworn, deposed and said that he is personally acquainted with the within-named incorporators                                                                  and they did in his presence acknowledge that they executed the within application for a charter of Incorporation for the purposes therein continued and expressed.

Witness my hand and official seal at office in                                              , Tennessee, this                                   day of                                 , 193   .

(If Notary Public) My Commission expires                            day of                           , 193

(Signature of County Court Clerk or Notary Public)

(If Notary Public) My Commission expires                            day of                              , 193   .

(Official Title)

                                                                                                                                        was this day registered and certified to by me.

This 29th day of May, 1933.	Ernest N. Haston, Secretary of State.

Fee: $20.00

2

STATE OF TENNESSEE

AMENDMENT TO

CHARTER OF INCORPORATION

We E.C. Haas and Mildred H. Haas the President and Secretary, respectively, of Doctor Rest, Incorporated a corporation chartered and organized under the laws of the State of Tennessee, in pursuance to directions from the directors of the corporation, hereby certify that at a meeting of the stockholders of said corporation, legally called and held at the offices of said corporation in the town of Memphis, Tennessee, a resolution in writing was adopted by an affirmative vote of the stockholders, said affirmative vote representing a majority of the shares of stock in said corporation, declaring the desire of the stockholders to amend the charter of their said company for the purpose of changing name of Doctor Rest, Inc. to Slumber Products Corporation and that said resolution was duly entered on the minutes of said corporation.

NOW THEREFORE, we certify to the fact of the adoption of said resolution by the stockholders of said corporation for the purposes above set out, to the end that this certificate may be duly recorded in the office of the Secretary of State.

Witness our hands, this the                       day of                     , 19

Edgar C. Haas
President or Vice President

Mrs. Mildred H. Haas
Secretary or Assistant Secretary

STATE OF TENNESSEE

COUNTY OF SHELBY

Personally appeared before me, a notary public of the county aforesaid Edgar C. Haas and Mrs. Mildred H. Haas with whom I am personally acquainted, and who made oath before me in due form of law that Edgar C. Haas is the President and Mrs. Mildred H. Haas is the Secretary of Doctor Rest Incorporated, and that the statements made in the foregoing certificate are true.

Witness my hand and seal at office in                           , this 10 day of February 1937.

George Owen Willard
Notary Public

(If Notary Public) My Commission expires 10 day of February, 1937.

I, A.B. BROADBENT , Secretary of State, do hereby certify that this amendment to charter with certificate attached, the foregoing of which is a true copy, was this day registered and certified to by me.  This, the 15th day of February, 1937.

ERNEST N. HASTON, Secretary of State

Fee $10.00

5

STATE OF TENNESSEE

AMENDMENT TO

CHARTER OF INCORPORATION

We Edgar C. Haas and Mildred H. Haas the President and Secretary, respectively, of the Slumber Products Corporation, Memphis Tennessee, a corporation chartered and organized under the laws of the State of Tennessee, in pursuance to directions from the directors of the corporation, hereby certify that at a meeting of the stockholders of said corporation, legally called and held at the offices of said corporation in the town of Memphis, Tennessee, a resolution in writing was adopted by an affirmative vote of the stockholders, said affirmative vote representing a majority of the shares of stock in said corporation, declaring the desire of the stockholders to amend the charter of their said company for the purpose of increasing the authorized common capital stock to $50,000.00 and the paid in common capital stock to $25,000.00 and that said resolution was duly entered on the minutes of said corporation.

Now, therefore, we certify to the fact of the adoption of said resolution by the stockholders of said corporation for the purposes above set out, to the end that this certificate may be duly recorded in the office of the Secretary of State.

Witness our hands, this the 20 day of June, 1939.

Edgar C. Haas
President or Vice President

C.L. Joebel
Secretary or Assistant Secretary

STATE OF TENNESSEE,

County of Shelby

Personally appeared before me, a                                                      of the county aforesaid, Edgar C. Haas and C.L. Joebel with whom I am personally acquainted, and who made oath before me in due form of law that Edgar C. Haas is the President and C.L. Joebel is the Secretary of Slumber Pdt. Co., and that the statements made in the foregoing certificate are true.

Witness my hand and official seal at office in Memphis, Tennessee, this 20 day of June, 1939

S.B. Jacobs
Notary Public

SEAL

(If Notary Public) My Commission expires 7 day of May, 1941

I, A.B. BROADBENT, Secretary of State, do hereby certify that this amendment to charter with certificate attached, the foregoing of which is a true copy, was this day registered and certified by me.  This, the 23rd day of June, 1939.

A.B. BROADBENT
Secretary of State

Fee, $20.00

2

AMENDMENT FORM
Chapter 90, Acts of 1929

STATE OF TENNESSEE

AMENDMENT TO

CHARTER OF INCORPORATION

WE Edgar C. Haas and Clara L. Jaekel the President and Secretary, respectively, of the Slumber Products Corporation, 1434 Riverside Boulevard, Memphis, Tennessee a corporation chartered and organized under the laws of the State of Tennessee, in pursuance to directions form the directors of the corporation, hereby certify that at a meeting of the stockholders of said corporation, legally called and held at the offices of said corporation in the town of Memphis, Tennessee, a resolution in writing was adopted by an affirmative vote of the stockholders, said affirmative vote representing a majority of the shares of stock in said corporation, declaring the desire of the stockholders to amend the charter of their said company for the purpose of increasing the authorized common capital stock of the company to $100,000.00, and the paid in common capital stock to $75,000.00 and that said resolution was duly entered on the minutes of said corporation.

NOW, THEREFORE, we certify to the fact of the adoption of said resolution by the stockholders of said corporation for the purposes above set out, to the end that this certificate may be duly recorded in the office of the Secretary of State.

Witness our hands, this the 11 day of August, 1943.

Edgar C. Haas
President

Clara J. Jaekel
Secretary

STATE OF TENNESSEE,
County of Shelby

Personally appeared before me, a Notary Public of the county aforesaid, Edgar C. Haas and Clara L. Jaekel with whom I am personally acquainted, and who made oath before me in due form of law that Edgar C. Haas is the President and Clara L. Jaekel is the Secretary of The Slumber Products Corporation, and that the statement make in the foregoing certificate are true.

Witness my hand and official seal at office in Memphis, Tennessee, this 11 day of August, 1943.

Dorothy V. Taylor
Notary Public

(If Notary Public)  My Commission expires 5 day of Jan. 1947

I, JOE C. CARR, Secretary of State, do hereby certify that this amendment to charter with certificate attached, the foregoing of which is a true copy,                                 , the 28th day of August, 1943.

2

Amendment to Charter of Incorporation

AT A MEETING OF THE BOARD OF DIRECTORS OF

SLUMBER PRODUCTS CORPORATION

duly held at the office of said corporation in Memphis, Tennessee, on the 25th day of January, 1952, the following resolution was adopted, its advisability declared and a meeting of the stockholders duly called to vote thereon; which resolution is as follows:

RESOLVED that the Charter of Incorporation, as amended, be further amended by adding thereto an Article Seventh, to read as follows:

“SEVENTH.  Cumulative Voting – Each holder of record of stock of the corporation possessing voting power shall be entitled to as many votes as shall be equal to the number of shares of stock multiplied by the number of directors to be elected and he may cast all such votes for a single director or may distribute them among the number to be voted for or any two or more of them as he may see fit.”

We, Edgar C. Haas and Clara L. Jaekel the President and Secretary, respectively, of Slumber Products Corporation, a corporation chartered and organized under the laws of the State of Tennessee, in pursuance to directions from the Directors of the corporation, hereby certify that at a meeting of the stockholders of said corporation, legally called and held at the office of said corporation in the town of Memphis, Tennessee, a resolution in writing was adopted by an affirmative vote of the stockholders, said affirmative vote representing a majority of the shares of stock in said corporation, declaring the desire of the stockholders to amend the charter of their said company for the purposes set forth in said resolution above set out, and that said resolution was duly entered on the minutes of said corporation:

Now, therefore, we hereby certify to the fact of the adoption of said resolution by the stockholders of said corporation for the purposes above set out, to the end that this certificate may be duly recorded in the office of the Secretary of State.

Witness our hands this the 31st day of July, 1952.

Edgar C. Haas
President or Vice President

C.L. Jaekel
Secretary on Assistant Secretary

STATE OF TENNESSEE

COUNTY OF SHELBY

Personally appeared before me, a Notary Public, of the county aforesaid, Edgar C. Haas and Clara L. Jackel with whom I am personally acquainted, and who made oath before me in due form of law that Edgar C. Haas is the President and Clara L. Jackel is the Secretary of Slumber Products Corporation, and that the statements made in the foregoing certificate are true.

Witness my hand and official seal at office in Memphis, Tennessee, this 31st day of July, 1952.

(SEAL)	Dorothy B. Embree
Notary Public

My Commission Expires Jan. 4, 1954

(If Notary Public) My Commission expires                   day of                    , 19   .

We, the undersigned, comprising a majority of the Board of Directors of Slumber Products Corporation apply to the State of Tennessee for an amendment to the charter of that corporation for the purposes therein shown.

Witness our signatures this          day of                   , 19   .

Edgar C. Haas

A. Seessel Wayne

Curtis C. Ward

Edgar C. Haas, Jr.

Robert B. Conorun

Personally appeared before me, a Notary Public in and for the State and County of Shelby (official title), the within named Edgar C. Haas, A Seessel Wayne, Curtis G. Ward, Edgar C. Haas, Jr. and Robert B. Conorun

Directors of	Slumber Products Corporation
(Name of Corporation)

with whom I am personally acquainted, and who acknowledge that as such Directors they executed the within application for an amendment to the charter of incorporation for the purposes therein contained and expressed.

Witness my hand and seal of office, this 31st day of July, 1952.

(SEAL)	Dorothy B. Embree
Official Title

My Commission Expires Jan. 4, 1954

(If Notary Public) My Commission expires            day of                       , 19   .

I, JAMES H. CUMMINGS, Secretary of State, do hereby certify that this amendment with certificate attached, the foregoing of which is a true copy, was this day registered and certified to by me.  This, the 4th day of August, 1952.

JAMES H. CUMMINGS, Secretary of State

Fee $10.00

ARTICLE OF AMENDMENT TO THE CHARTER

OF

SLUMBER PRODUCTS CORPORATION

CHANGING THE PRINCIPAL OFFICE

Pursuant to the provisions of Section 48-303 of the Tennessee General Corporation Act, the undersigned corporation adopts the following articles of amendment to its charter:

1.             The name of the corporation is:  SLUMBER PRODUCTS CORPORATION

2.             The amendment adopted is:

The address of the principal office of the corporation in the State of Tennessee shall be:

Street:	4120 AIR TRANS ROAD

City:	MEMPHIS

Zip Code:	38118

County:	SHELBY

3.  The amendment was duly adopted (at a meeting) (by the unanimous written consent) of the directors on JUNE 1, 1979. (Strike inapplicable words.)

4.  The amendment is to be effective when filed by the Secretary of State, unless otherwise stated (not later than thirty (30) days after such filing).

Dated:  September 24, 1984

SLUMBER PRODUCTS CORPORATION
Name of Corporation

By:	/s/
Signature

PRESIDENT
Title

Filing Fee of $10.00 required,in addition to annual report fee.

RESTATED CHARTER

OF

SLUMBER PRODUCTS CORPORATION

UNDER SECTION 48-1-304 OF THE GENERAL CORPORATION ACT

Pursuant to the provisions of Section 48-1-304 of the Tennessee General Corporation Act, the undersigned corporation adopts the following restated charter:

PART I:

1.                                       The name of the corporation is Slumber Products Corporation.

2.                                       The duration of the corporation is perpetual.

3.                                       The address of the principal office of the corporation in the State of Tennessee shall be 4120 Air Trans Road, County of Shelby.

4.                                       The corporation is for profit.

5.                                       The purpose or purposes for which the corporation is organized are: manufacturing, processing, buying, selling, dealing and trading in mattresses, pillows and, all other merchandise of every class and description.

The foregoing clause shall be liberally construed both as to the objects and powers and it is hereby specifically provided that the foregoing enumeration of specific powers of this corporation shall not be held to limit or restrict in any manner the powers of this corporation.

6.                                       The maximum number of shares which the corporation shall have authority to issue is One Thousand (1,000) shares, with One Hundred Dollar ($100.00) par value.

7.                                       The corporation will not commence business until consideration of One Thousand Dollars ($1,000.00) has been received for the issuance of shares.

8.                                       Cumulative Voting - Each holder of record of stock of the corporation possessing voting power shall be entitled to as many votes as shall be equal to the number of shares of stock multiplied by the number of directors to be elected and he may cast all such votes for a single director or may distribute them among the number to be voted for or any two or more of them as he may see fit.

9.                                       Other provisions:  none.

PART II:

1.                                       The date the original charter was filed by the Secretary of State was May 29, 1933.

2.                                       The restated charter restates the text of the charter, as previously amended, without making any further amendment or change and was duly authorized at a meeting of the directors on September 17, 1986, and at a meeting of the shareholders on September 17, 1986.

Dated:  September 17, 1986.

SLUMBER PRODUCTS CORPORATION

BY:
Howard Loveless, President

2

ARTICLE OF AMENDMENT TO THE CHARTER

OF

SLUMBER PRODUCTS CORPORATION

Pursuant to the provisions of Section 48-303 of the Tennessee General Corporation Act, the undersigned corporation adopts the following amendment to its charter:

1.     The name of the corporation is Slumber Products Corporation.

2.     The amendment adopted is “RESOLVED, that the Company’s Charter be amended to change the name of the Company from Slumber Products Corporation to Sealy Mattress Company of Memphis.”

3.     The amendment was duly adopted by the unanimous written consent of the sole stockholder on January 11, 1988.

4.     If a corporation for profit, the manner, if not set forth in such amendment, in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be effected is as follows (if applicable, insert “None”):

None

5.     If the amendment is not to be effective when these articles are filed by the Secretary of State, the date it will be effective is __________, 19__ (not later than thirty (30) days after such filing).

Dated: February 3, 1988

Slumber Products Corporation

/s/ Thomas L. Smudz
By Thomas L. Smudz Vice President Finance

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act of Section 48-55-102 or 48-25-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1.             The name of the corporation is Sealy Mattress Company of Memphis.

2.             The street address of its current registered office is 100 North Main Street, Memphis, Tennessee.

3.             If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is 530 Gay Street, Knoxville, Tennessee 37902 — Knox County.

4.             The name of the current registered agent is Eugene Greener.

5.             If the current registered agent is to be changed, the name of the new registered agent is C T CORPORATION SYSTEM.

6.             After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

May 6, 1988	Sealy Mattress Company of Memphis
Signature Date	Name of Corporation

Vice President	/s/ Thomas L. Smudz
Signer’s Capacity	Signature

Thomas L. Smudz Name
(typed or printed)

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME

Pursuant to the provisions by Section 48—14—101(d) of the Tennessee Business Corporation Act or Section 48—54—101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1.             The true name of the corporation is Sealy Mattress Company of Memphis.

2.             The state or country of incorporation is Tennessee.

3.             The corporation intends to transact business in Tennessee under an assumed corporate name.

4.             The corporation is for profit.

[NOTE:  Please strike the sentence which does not apply to this corporation.]

5.             The assumed corporate name the corporation proposes to use is Sealy Mattress Company.

[NOTE:  The assumed corporate name must meet the requirements of Section 48—14—101 of the Tennessee Business Corporation Act, or Section 48—54—101 of the Tennessee Nonprofit Corporation Act.]

8/17/90	Sealy Mattress Company of Memphis
Signature Date	Name of Corporation

Assistant Secretary	/s/ John D. Moran
Signer’s Capacity	Signature

John D. MoranName
(typed or printed)

SECRETARY OF STATE	ISSUANCE DATE:	07/26/95
CORPORATIONS SECTION JAMES K. POLK BUILDING, SUITE 1800 NASHVILLE, TENNESSEE 37243-0306	CONTROL NUMBER:	0028730

SEALY MATTRESS COMPANY OF MEMPHIS
% SEALY INC.
1228 EUCLID AVE
CLEVELAND, OH 44115

Assumed Name:	SEALY MATTRESS COMPANY

Date of Expiration:	October 5, 1995

RE:  EXPIRATION OF REGISTRATION OF ASSUMED CORPORATE NAME

Pursuant to the provisions of Section 48-14-101(3) of the Tennessee Business Corporation Act or Section 48-54-101(3) of the Tennessee Nonprofit Corporation Act, it has been determined that the registration of the assumed corporate name will expire in three (3) months.

You may renew the assumed name by completing an application for renewal of assumed corporate name within two (2) months preceding the expiration and paying the fee as prescribed in Section 48-51-303(A) or Section 48-11-303(A).  Filing fee - $10.00; Privilege Tax - $10.00; Total Amount Due; $20.00.

Failure to file the required document within the two (2) months preceding the expiration of the registration of the assumed corporate name will result in expiration of the assumed name.

APPLICATION FOR RENEWAL OF REGISTRATION OF ASSUMED CORPORATE NAME

Pursuant to the provisions of Section 48-14-101(4) of the Tennessee Business Corporation Act or Section 48-54-101(4) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application for renewal.

1.             The true name of the corporation is Sealy Mattress Company of Memphis

2.             The state or country of Incorporation is Tennessee

3.             The corporation intends to transact business in Tennessee under an assumed corporate name.

4.             The assumed corporate name the corporation proposes to use is:  Sealy Mattress Company

[Note:  The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]

August 9, 1995	Sealy Mattress Company
Signature Date	Name of Corporation

Secretary	/s/ John D. Moran
Signer’s Capacity	Signature

John D. Moran
Name (typed or printed)

State of Tennessee	ISSUANCE DATE:	07/27/00
	CONTROL NUMBER:	0028730
Department of State

EXPIRATION OF REGISTRATION OF ASSUMED CORPORATE NAME

SEALY MATTRESS COMPANY OF MEMPHIS
ONE OFFICE PARKWAY
TRINITY NC 27370

Assumed Name:	SEALY MATTRESS COMPANY

Date of Expiration:	OCTOBER 5, 2000

Pursuant to the provisions of § 48-14-101(d)(1) of the Tennessee Business Corporation Act or § 48-54-101(d)(4) of the Tennessee Nonprofit Corporation Act, it has been determined that the registration of the assumed corporate name will expire in two (2) months.

You may renew the assumed name by completing an application for renewal of assumed corporate name within two (2) months preceding the expiration and paying the fees as prescribed in § 48-51-303(a)(7) or § 48-11-303(a)(7).  Filing fee - $20.00

Failure to file the required document within the two (2) months preceding the expiration of the registration of the assumed corporate name will result in expiration of the assumed name.

APPLICATION FOR RENEWAL OF REGISTRATION OF ASSUMED CORPORATE NAME

Pursuant to the provisions of § 48-14-101(4) of the Tennessee Business Corporation Act or § 48-54-101(4) of the Tennessee Nonprofit Corporation Act, the undersigned hereby submits this application for renewal:

1.             The true name of the corporation is Sealy Mattress Company of Memphis.

2.             The state or country of incorporation is Tennessee.

3.             The corporation intends to transact business in Tennessee under an assumed name.

4.             The assumed corporate name the corporation proposes to use is: Sealy Mattress Company.

NOTE:  The assumed corporate name must meet the requirements of § 48-14-101 of the Tennessee Business Corporation Act or § 48-54-101 of the Tennessee Nonprofit Corporation Act.

8/14/00	Sealy Mattress Company of Memphis
Signature Date	Name of Corporation

Vice President	/s/ David V. Sherman
Signer’s Capacity	Signature

David V. Sherman
Name (typed or printed)